THE MANAGERS FUNDS
              MONEY MARKET FUND

      Supplement dated December 2, 1999
      to Prospectus dated April 1, 1999

Effective December 1, 1999, the expenses set forth below reflect a fee waiver by the Fund
Administrator of 0.10% of its total fee of 0.25%. Therefore, the Annual Operating
Expenses Table for Managers Money Market Fund located at the top of Page 9 of the current
Prospectus is deleted in its entirety and is hereby replaced with the following Table:

Annual Operating Expenses (unaudited)*
(expenses that are deducted from Fund assets):

Management Fees.............................0.12%
Distribution (12b-1) Fees...................0.00%
Other Expenses..............................0.51%(a)
Total Fund Operating Expenses...............0.63%(b)
___________________________________________________
*This table shows the expenses for both the Fund and its share of its master portfolio, The Prime Money Market Portfolio, for the fiscal year ended November 30, 1999.
(a)  The Fund's Other Expenses are 0.41%,
  which reflects a voluntary waiver of a portion of the administration fee by The Managers
  Funds LLC, the Administrator of the Fund.
  This waiver is expected to continue, but may be modified or terminated at the sole discretion of the Administrator.
(b) The Total Annual Fund Operating Expenses are currently 0.53%, which reflects the waiver now in effect.


December 2, 1999